UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2021

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11120 Roselle Street, Suite A San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 31, 2021, eFFECTOR Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, eFFECTOR, which have been audited by Ernst & Young LLP, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On August 25, 2021, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), LWAC’s independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm effective immediately.

The report of Withum on LWAC’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from October 2, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from October 2, 2020 (inception) to December 31, 2020 and subsequent interim period through August 25, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on LWAC’s financial statements for such period.

On June 3, 2021, LWAC filed a Quarterly Report on Form 10-Q which included a footnote outlining a restatement of its previously issued financial statement as of January 12, 2021 included in its Form 8-K, originally filed with the SEC on January 19, 2021 (the “Restatement”). In connection with the Restatement, LWAC’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the Restatement. As a result of that reassessment, LWAC’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting related to the classification of LWAC’s warrants. Other than Restatement and the related material weakness, during the period from October 2, 2020 (inception) to December 31, 2020 and subsequent interim period through August 25, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated August 31, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On August 25, 2021, the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. EY’s appointment as the Company’s independent registered public accounting firm was subject to the completion of customary client acceptance procedures, which was completed August 26, 2021. EY served as independent registered public accounting firm of Old eFFECTOR prior to the Business Combination. During the period from October 2, 2020 (inception) to December 31, 2020 and subsequent interim period through August 25, 2021, neither the Company nor anyone on the Company’s behalf consulted with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the LWAC stockholders considered and approved, among other things, the proposal set forth in the Proxy Statement/Prospectus in the section titled “Proposal 2 - The Amendment Proposal” beginning on page 122 of the Proxy Statement/Prospectus (the “Charter Proposals”).

The Amended and Restated Certificate of Incorporation of eFFECTOR (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on August 25, 2021, includes the amendments proposed by the Charter Proposal.

On August 25, 2021, the Board approved and adopted the Amended and Restated Bylaws of eFFECTOR (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of eFFECTOR’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal 2 - The Amendment Proposal”, “Description of New eFFECTOR Securities” and “Comparison of Rights of Stockholders” beginning on pages 122, 234 and 245, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on August 25, 2021, eFFECTOR’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of eFFECTOR. A copy of the Code of Business Conduct and Ethics can be found at http://investors.effector.com under the link “Corporate Governance—Documents & Charters.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is at the website described above.

Item 8.01.	Other Events.

As a result of the Business Combination, eFFECTOR became the successor issuer to LWAC. Pursuant to Rule 12g-3(a) under the Exchange Act, eFFECTOR’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) audited financial statements of Old eFFECTOR as of and for the years ended December 31, 2020 and 2019 and (ii) unaudited condensed financial statements of Old eFFECTOR as of March 31, 2021 and for the periods ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on pages F-42 and F-69, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited condensed financial information of Old eFFECTOR as of and for the three and six months ended June 30, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of LWAC and Old eFFECTOR as of and for the three and six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1#	Agreement and Plan of Merger dated as of May 26, 2021, by and among Locust Walk Acquisition Corp., Locust Walk Merger Sub, Inc. and eFFECTOR Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on May 27, 2021).

3.1	Amended and Restated Certificate of Incorporation of eFFECTOR Therapeutics, Inc.

3.2	Amended and Restated Bylaws of eFFECTOR Therapeutics, Inc.

4.1	Specimen Class A common stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 (File No. 333-257091) filed on August 5, 2021).

4.2	Warrant Agreement, dated January 7, 2021, by and between Continental Stock Transfer & Trust Company and Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.1	Letter Agreement, dated January 7, 2021, by and among Locust Walk Acquisition Corp. and certain security holders, officers and directors of Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.2	Investment Management Trust Agreement, dated January 7, 2021, by and between Continental Stock Transfer & Trust Company and Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.3	Amended and Restated Registration Rights Agreement, dated August 25, 2021, by and among eFFECTOR Therapeutics, Inc., eFFECTOR Therapeutics Operations, Inc., Locust Walk Sponsor, LLC and certain stockholders.

10.4	Unit Subscription Agreement, dated January 7, 2021, by and between Locust Walk Acquisition Corp. and Locust Walk Sponsor, LLC. (incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.5	Administrative Services Agreement, dated January 7, 2021, by and between Locust Walk Acquisition Corp. and Locust Walk Sponsor, LLC. (incorporated by reference to Exhibit 10.5 of the Registrant’s Form 8-K, filed with the SEC on January 13, 2021).

10.6	Form of Indemnity Agreement of Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-1 (File No. 333-251496) filed on December 18, 2020).

10.7	Sponsor Support Agreement, dated May 26, 2021, by and among Locust Walk Acquisition Corp. and Locust Walk Sponsor, LLC. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed with the SEC on May 27, 2021).

10.8	Sponsor Lock-up Agreement dated as of May 26, 2021 by and between Locust Walk Sponsor, LLC and Locust Walk Acquisition Corp. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on May 27, 2021).

10.9	Form of Subscription Agreement, dated May 26, 2021, by and among Locust Walk Acquisition Corp. and certain subscribers (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K, filed with the SEC on May 27, 2021).

10.10+	eFFECTOR Therapeutics, Inc. 2021 Incentive Award Plan and Form of Stock Option Agreement thereunder.

10.11+	eFFECTOR Therapeutics, Inc. 2021 Employee Stock Purchase Plan.

10.12+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-257091) filed on August 5, 2021).

10.13#	Exclusive License Agreement, dated May 9, 2013, by and between eFFECTOR and the Regents of the University of California (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.14#	Research Collaboration and License Agreement, dated December 20, 2019, by and between eFFECTOR and Pfizer Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.15	Loan and Security Agreement, dated March 19, 2021, by and among eFFECTOR and Oxford Finance LLC and the other lenders party thereto (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.16	Sublease Agreement, dated August 24, 2020, by and between eFFECTOR and Cardiff Oncology, Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.17+	eFFECTOR Therapeutics, Inc. 2013 Equity Incentive Plan, as amended, and form of option agreement thereunder.

10.18+	eFFECTOR Therapeutics, Inc. Non-Employee Director Compensation Program.

10.19+	Second Amended and Restated Employment Agreement by and between Stephen T. Worland, Ph.D. and eFFECTOR (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.20+	Amended and Restated Employment Agreement by and between Alana McNulty and eFFECTOR (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.21+	Amended and Restated Employment Agreement by and between Mike Byrnes and eFFECTOR (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

10.22+	Amended and Restated Employment Agreement by and between Premal Patel and eFFECTOR (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4 (File No. 333-257091) filed on June 14, 2021).

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

99.1	Unaudited condensed financial information of Old eFFECTOR as of and for the three and six months ended June 30, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old eFFECTOR.

99.3	Unaudited pro forma condensed combined financial information of Locust Walk Acquisition Corp. and Old eFFECTOR as of and for the six months ended June 30, 2021 and as of and for the year ended December 31, 2020.

99.4	Press Release dated August 25, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates management contract or compensatory plan or arrangement.
#	Portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish an unredacted copy of this Exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: August 31, 2021	By:	/s/ Stephen Worland
	Name:	Stephen Worland, Ph.D.
	Title:	President and Chief Executive Officer